Exhibit 99.1

JOHNSON CONTROLS ANNOUNCES EARLY TENDER RESULTS AND AMENDMENT OF CASH TENDER OFFERS FOR SENIOR NOTES

JOHNSON CONTROLS ANNOUNCES EARLY TENDER RESULTS AND AMENDMENT OF CASH TENDER OFFERS FOR SENIOR NOTES

May 15, 2019

CORK, Ireland, May 15, 2019 – Johnson Controls International plc (NYSE: JCI) today announced the early tender results of its previously announced cash tender offers (each, an “Offer,” and collectively, the “Offers”) to purchase for cash a portion of its outstanding 4.250% notes due 2021, 3.750% notes due 2021, 1.000% notes due 2023, 3.900% notes due 2026, 4.625% notes due 2023, 3.625% notes due 2024, 1.375% notes due 2025, 5.125% notes due 2045, 6.950% notes due 2045, 6.000% notes due 2036, 5.700% notes due 2041, 5.250% notes due 2041, 4.950% notes due 2064, 4.625% notes due 2044 and 4.500% notes due 2047. JCI’s Offer to Purchase, dated May 1, 2019 (the “Offer to Purchase”), relates to fifteen separate Offers, one for each series of notes and in the two separate pools indicated in the tables below (each series, a “Series of Notes,” and such notes, collectively, the “Notes,” and such pools being “Pool 1” and “Pool 2,” as indicated in the tables below). JCI also announced that it is amending its Offer solely with respect to its outstanding 6.000% notes due 2036 (the “6.000% 2036 Notes” and, such amendment with respect to such Series, the “6.000% 2036 Notes Offer Amendment”) to provide that the maximum aggregate principal amount of 6.000% 2036 Notes that JCI will accept for purchase in the Offer for such Notes is $50,000,000, as indicated in the table below, and to extend the withdrawal deadline with respect to the 6.000% 2036 Notes to 11:59 p.m., New York City time, on May 29, 2019. Except as otherwise described in this press release, the terms and conditions of the Offers set forth in the Offer to Purchase remain unchanged.

According to information received from D.F. King & Co., Inc., the Tender Agent and Information Agent for the Offers, as of 5:00 p.m., New York City time, on May 14, 2019 (the “Early Tender Deadline”), JCI had received valid tenders from holders of Notes that were not validly withdrawn as set forth in the tables below under the heading “Principal Amount Tendered.”

Pool 1: Offers to purchase for cash up to $850,000,000 aggregate principal amount of the securities listed below in the priority listed below (the “Pool 1 Maximum”).

Notes	CUSIP / ISIN	Principal Amount Outstanding Prior to the Offers	Series Maximum(1)		Principal Amount Tendered	Acceptance Priority Level(2)	Early Tender Premium(3)	Reference Security / Interpolated Mid-Swap Rate	Bloomberg Reference Page	Fixed Spread (bps)
4.250% notes due 2021	478375 AE8 / US478375AE82	$446,908,000	$500,000,000	(4)	$243,064,000	1	$30	T 2.250% due April 30, 2021	FIT1	40
3.750% notes due 2021	478375 AF5 / US478375AF57	$428,017,000			$263,254,000	2	$30	T 2.250% due April 30, 2021	FIT1	40
1.000% notes due 2023	XS1580476759 (ISIN)	€1,000,000,000	$125,000,000		€425,940,000	3	€30	1.000% 2023 Notes Interpolated Mid-Swap Rate	ICAE1	45
3.900% notes due 2026	478375 AR9 / US478375AR95	$686,518,000	$200,000,000		$314,907,000	4	$30	T 2.625% due February 15, 2029	FIT1	80
4.625% notes due 2023	478375 AQ1 / US478375AQ13	$34,967,000	N/A		$10,285,000	5	$30	T 2.250% due April 30, 2024	FIT1	65
3.625% notes due 2024	478375 AG3 / US478375AG31	$467,887,000	N/A		$212,341,000	6	$30	T 2.250% due April 30, 2024	FIT1	75
1.375% notes due 2025	XS1539114287 (ISIN)	€422,576,000	N/A		€128,961,000	7	€30	2025 Notes Interpolated Mid-Swap Rate	ICAE1	65

Pool 2: Offers to purchase for cash up to $650,000,000 aggregate principal amount of the securities listed below in the priority listed below (the “Pool 2 Maximum”).

Notes	CUSIP / ISIN	Principal Amount Outstanding Prior to the Offers	Series Maximum(1)	Principal Amount Tendered	Acceptance Priority Level(2)	Early Tender Premium(3)	Reference Security	Bloomberg Reference Page	Fixed Spread (bps)
5.125% notes due 2045	478375 AS7 / US478375AS78	$727,005,000	$250,000,000	$275,733,000	1	$30	T 3.375% due November 15, 2048	FIT1	165
6.950% notes due 2045	478375 AM0 / US478375AM09	$120,642,000	N/A	$88,960,000	2	$30	T 3.375% due November 15, 2048	FIT1	185
6.000% notes due 2036	478375 AH1 / US478375AH14	$391,964,000	$50,000,000	$211,236,000	3	$30	T 3.375% due November 15, 2048	FIT1	155
5.700% notes due 2041	478375 AJ7 / US478375AJ79	$269,949,000	N/A	$80,320,000	4	$30	T 3.375% due November 15, 2048	FIT1	185
5.250% notes due 2041	478375 AK4 / US478375AK43	$241,955,000	N/A	$86,494,000	5	$30	T 3.375% due November 15, 2048	FIT1	185
4.950% notes due 2064	478375 AN8 / US478375AN81	$434,845,000	N/A	$329,935,000	6	$30	T 3.375% due November 15, 2048	FIT1	220
4.625% notes due 2044	478375 AL2 / US478375AL26	$443,659,000	N/A	$223,564,000	7	$30	T 3.375% due November 15, 2048	FIT1	185
4.500% notes due 2047	478375 AU2 / US478375AU25	$500,000,000	N/A	$98,474,000	8	$30	T 3.375% due November 15, 2048	FIT1	180

(1)

The “Series Maximum” for each Series of Notes represents the maximum aggregate principal amount of Notes of such Series that will be purchased in the applicable Offer. The Series Maximum for the 6.000% 2036 Notes reflects the 6.000% 2036 Notes Offer Amendment.

(2)

Subject to satisfaction or waiver of the conditions of the Offers, the Acceptance Priority Level procedures will operate concurrently but separately for the Pool 1 Notes and the Pool 2 Notes at each settlement date for Notes purchased in the Offers.

(3)

Per $1,000 principal amount (in the case of U.S. dollar-denominated Notes) and €1,000 principal amount (in the case of Euro-denominated Notes), as applicable, validly tendered and not validly withdrawn and accepted for purchase in the applicable Offer at or prior to the Early Tender Deadline. The Early Tender Premium is included in the applicable Total Consideration for such Series of Notes.

(4)	The Series Maximum for the 4.250% notes due 2021 and 3.750% notes due 2021, collectively, is $500,000,000 aggregate principal amount.

Subject to the “Aggregate Maximum Purchase Amount” of $1.5 billion aggregate principal amount of Notes, the Series Maximums (as amended by the 6.000% 2036 Notes Offer Amendment), the Pool 1 Maximum and the Pool 2 Maximum, proration and the terms and conditions of the Offers, the consideration to be paid in the Offers for each Series of Notes (such consideration, the “Total Consideration”) validly tendered on or before the Early Tender Deadline and accepted for purchase by JCI will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread for such Series of Notes set forth in the column entitled “Fixed Spread” in the applicable table above, over (i) in the case of the U.S. dollar-denominated Notes, the applicable yield based on the bid side price of the applicable reference security set forth for such Series of Notes in the column entitled “Reference Security” or “Reference Security/Interpolated Mid-Swap Rate” in the applicable table above and (ii) in the case of the Euro-denominated Notes, the applicable interpolated mid-swap rate set forth for such Series of Notes in the column entitled “Reference Security/Interpolated Mid-Swap Rate” in the applicable table above, in each case, as calculated by the Lead Dealer Managers (as defined below) at 10:00 a.m., New York City time, on May 15, 2019. The Total Consideration includes an early tender premium of $30 per $1,000 in aggregate principal amount (in the case of U.S. dollar-denominated Notes) or €30 per €1,000 in aggregate principal amount (in the case of Euro-denominated Notes), as applicable, of Notes accepted for purchase in the Offers (the “Early Tender Premium”). The aggregate purchase price for the Notes accepted for purchase will include accrued and unpaid interest, if any, from the last interest payment date for the applicable Series of Notes up to, but not including, the applicable settlement date.

Each Offer will expire at 11:59 p.m., New York City time, on May 29, 2019, unless extended or earlier terminated. However, because the aggregate principal amount of the Notes validly tendered and not validly withdrawn as of the Early Tender Deadline exceeds each of the Pool 1 Maximum and the Pool 2 Maximum and because Notes tendered prior to or at the Early Tender Deadline have priority over any Notes tendered after the Early Tender Deadline (including any 6.000% 2036 Notes withdrawn after the Early Tender Deadline and thereafter re-tendered on or before the Expiration Date), no Notes tendered after the Early Tender Deadline will be accepted for purchase in the Offers, regardless of Acceptance Priority Levels. The 6.000% 2036 Notes Offer Amendment extends the deadline for holders of 6.000% 2036 Notes to validly withdraw tenders of 6.000% 2036 Notes to 11:59 p.m., New York City time, on May 29, 2019. The deadline for holders of all other Series of Notes to validly withdraw tenders of such Notes has passed. Accordingly, Notes (other than the 6.000% 2036 Notes) that were tendered at or before the Early Tender Deadline may not be withdrawn or revoked, except as required by applicable law.

Subject to the Aggregate Maximum Purchase Amount, the Pool 1 Maximum, the Pool 2 Maximum, the Series Maximums (as amended by the 6.000% 2036 Notes Offer Amendment) and proration for the Notes, Notes (other than the 6.000% 2036 Notes and any other Pool 2 Notes validly tendered and not validly withdrawn as of the Early Tender Deadline and subsequently accepted for purchase (if any)) tendered and not validly withdrawn in each of Pool 1 and Pool 2 as of the Early Tender Deadline will be accepted for purchase and payment on the Early Settlement Date (as defined below). There will not be an early settlement date for the 6.000% 2036 Notes.

The settlement date for the Notes (other than the 6.000% 2036 Notes) validly tendered on or before the Early Tender Deadline and accepted for purchase (the “Early Settlement Date”) is expected to be May 17, 2019. The settlement date for the 6.000% 2036 Notes validly tendered on or before the Early Tender Deadline and not validly withdrawn on or before the withdrawal deadline (as amended) and accepted for purchase is expected to be May 31, 2019 (the “Final Settlement Date”). In the event the amount of 6.000% 2036 Notes validly tendered on or before the Early Tender Deadline and not validly withdrawn prior to the withdrawal deadline (as amended) is less than the Series Maximum for such 6.000% 2036 Notes, additional Notes of lower Acceptance Priority Levels within Pool 2 validly tendered and not validly withdrawn prior to the Early Tender Deadline will be purchased, subject to the satisfaction of the terms and conditions of the Offers.

Pool 1 Notes not accepted for purchase on the Early Settlement Date will be promptly credited to the account of the registered holder of such Notes with The Depository Trust Company (in the case of U.S. dollar-denominated Notes) or Clearstream Banking, S.A. or Euroclear Bank S.A./N.V. (in the case of Euro-denominated Notes) in accordance with the Offer to Purchase.

JCI’s obligation to accept for purchase, and to pay for, Notes that are validly tendered and not validly withdrawn pursuant to each Offer is conditioned on the satisfaction or waiver by JCI of a number of conditions as described in the Offer to Purchase. No Offer is conditioned on the consummation of the other Offers, or on the receipt of financing.

BofA Merrill Lynch and Citigroup are acting as the Lead Dealer Managers (the “Lead Dealer Managers”) and D. F. King & Co., Inc. is acting as the Tender Agent and Information Agent for the Offers. Requests for documents may be directed to D.F. King & Co., Inc. in New York at (866) 342-4884 (toll free) or in London at +44 20 7920-9700 (collect) or via email at jci@dfking.com. Questions regarding the Offers may be directed to BofA Merrill Lynch at (888) 292-0070 (toll free) or (980) 387-3907 (collect) and Citigroup at (800) 558-3745 (toll free) or (212) 723-6106 (collect). COMMERZBANK, Credit Agricole CIB, Danske Markets, Deutsche Bank Securities, ICBC Standard Bank, ING, J.P. Morgan, MUFG, Standard Chartered, TD Securities and UniCredit Capital Markets are acting as Co-Dealer Managers for the Offers (the “Co-Dealer Managers”).

This announcement is for informational purposes only and is not an offer to purchase or sell or a solicitation of an offer to purchase or sell, with respect to any securities. The Offers to purchase the Notes are only being made pursuant to the terms of the Offer to Purchase. The Offers are not being made in any state or jurisdiction in which such Offers would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. None of JCI, the Lead Dealer Managers, the Co-Dealer Managers, or the Tender Agent and Information Agent is making any recommendation as to whether or not Holders should tender their Notes in connection with the Offers.

About Johnson Controls:

Johnson Controls is a global leader creating a safe, comfortable and sustainable world. Our 105,000 employees create intelligent buildings, efficient energy solutions and integrated infrastructure that work seamlessly together to deliver on the promise of smart cities and communities in 150 countries. Our commitment to sustainability dates back to our roots in 1885, with the invention of the first electric room thermostat. We are committed to helping our customers win everywhere, every day and creating greater value for all of our stakeholders through our strategic focus on buildings. For additional information, please visit http://www.johnsoncontrols.com or follow us @johnsoncontrols on Twitter.

Johnson Controls International plc Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this document other than statements of historical fact are, or could be, “forward-looking statements.” In this communication, statements regarding Johnson Controls’ future financial position, sales, costs, earnings, cash flows, other measures of results of operations, synergies and integration opportunities, capital expenditures and debt levels are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions such as the merger with Tyco and the spin-off of Adient, changes in tax laws (including but not limited to the recently enacted Tax Cuts and Jobs Act), regulations, rates, policies or interpretations, the loss of key senior management, the tax treatment of recent portfolio transactions, significant transaction costs and/or unknown liabilities associated with such transactions, the outcome of actual or potential litigation relating to such transactions, the risk that disruptions from recent transactions will harm Johnson Controls’ business, the strength of the U.S. or other economies, changes to laws or policies governing foreign trade, including increased tariffs or trade restrictions, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency rates and cancellation of or changes to commercial arrangements, and with respect to the disposition of the Power Solutions business, whether the strategic benefit of the Power Solutions transaction can be achieved. A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in Johnson Controls’ Annual Report on Form 10-K for the 2018 fiscal year filed with the SEC on November 20, 2018 and its Quarterly Report on Form 10-Q for the period ended March 31, 2019 filed with the SEC on May 3, 2019, which are available at www.sec.gov/ and www.johnsoncontrols.com under the “Investors” tab. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

Contacts:	Investors: Antonella Franzen (609) 720-4665 Ryan Edelman (609) 720-4545 Media: Fraser Engerman (414) 524-2733

Website: www.johnsoncontrols.com